SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2005

CLOSURE MEDICAL CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	0-28748	56-1959623
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5250 Greens Dairy Road
Raleigh, North Carolina	27616
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Closure Medical Corporation (“Closure”) announced that at a special meeting of stockholders held on June 2, 2005 in Raleigh, North Carolina, Closure’s stockholders approved the agreement whereby Johnson & Johnson will acquire Closure.

A copy of the press release issued by Closure on June 2, 2005 making the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 2, 2005, issued by Closure Medical Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOSURE MEDICAL CORPORATION
(Registrant)

By	/s/ BENNY WARD
Benny Ward
Vice President of Finance and Chief
Financial Officer

Dated: June 2, 2005

Exhibit Index

Exhibit
99.1	Press Release, dated June 2, 2005, issued by Closure Medical Corporation.